SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported)
                                MAY 15, 1998


                          AAMES CAPITAL CORPORATION


(Exact name of Registrant as specified in its charter)

   CALIFORNIA                  333-10185 AND 333-21219              95-4438859
(State or other jurisdiction       (Commission                (I.R.S. employer
  of incorporation)                 file numbers)          identification no.)


350 SOUTH GRAND AVENUE
LOS ANGELES, CALIFORNIA                                              90071
(Address of principal executive offices)                         (ZIP Code)


                                   (213) 210-5000
                     Registrant's telephone number, including area code

                                        NA
           (Former name or former address, if changed since last report)


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Item 7.   FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
          ------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         20.1 Aames Capital Corporation, Mortgage Pass-Through
    Certificates, Series 1997-C - Statement to Certificateholders

         20.2 Aames Capital Corporation, Mortgage Pass-Through
    Certificates, Series 1997-D - Statement to Certificateholders

         20.3 Aames Capital Corporation, Mortgage Pass-Through
    Certificates, Series 1998-A - Statement to Certificateholders

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                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        AAMES CAPITAL CORPORATION


                        By:/S/  MARK E. ELBAUM
                           ------------------------------------
                                Mark E. Elbaum
                                Senior Vice President - Finance


Dated:  May 27, 1998


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                             INDEX TO EXHIBITS


EXHIBIT
-------

20.1     Aames Capital Corporation, Mortgage Pass-Through
         Certificates, Series 1997-C - Statement to Certificateholders

20.2     Aames Capital Corporation, Mortgage Pass-Through
         Certificates, Series 1997-D - Statement to Certificateholders

20.3     Aames Capital Corporation, Mortgage Pass-Through
         Certificates, Series 1998-A - Statement to Certificateholders


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